UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

IMPAX FUNDS SERIES TRUST I

IMPAX FUNDS SERIES TRUST III

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee paid previously with preliminary materials.

[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

IMPAX FUNDS SERIES TRUST I, on behalf of its series:

Impax Large Cap Fund	Impax Global Social Leaders Fund
Impax Small Cap Fund	Impax International Sustainable Economy Fund
Impax US Sustainable Economy Fund	Impax Core Bond Fund
Impax Global Sustainable Infrastructure Fund	Impax High Yield Bond Fund
Impax Global Opportunities Fund	Impax Sustainable Allocation Fund
Impax Global Environmental Markets Fund

IMPAX FUNDS SERIES TRUST III, on behalf of its series:

Impax Ellevate Global Women’s Leadership Fund

30 Penhallow Street, Suite 100

Portsmouth, New Hampshire 03801

June 28, 2024

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Joint Special Meeting of Shareholders (the “Meeting”) of Impax Funds Series Trust I (“Trust I”) and Impax Funds Series Trust III (“Trust III” and, together with Trust I, the “Trusts”). The Meeting is scheduled for August 21, 2024. If you are a shareholder of record of a series of the Trusts (each, a “Fund” and collectively, the “Funds”) as of the close of business on June 3, 2024, you are entitled to vote at the Meeting and any adjournment of the Meeting.

At the Meeting:

●	Shareholders of each Trust will be asked to elect Trustees to each Board of Trustees (the “Board”). Seven of the ten nominees are currently Trustees of each Trust;

●	Shareholders of Impax International Sustainable Economy Fund will be asked to approve a proposal to amend the Fund’s fundamental investment restriction on concentration; and

●	Shareholders of Impax Ellevate Global Women’s Leadership Fund will be asked to approve a proposal to amend the Fund’s fundamental investment restriction on concentration.

The Board has unanimously approved each proposal and recommends that you vote “FOR” each proposal, and “FOR” each nominee, as described in the proxy statement.

Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting. You may also vote your shares by telephone, over the Internet or in person. Please follow the enclosed instructions to utilize any of these voting methods. If we do not receive your vote promptly, you may be contacted by a representative of the Funds, who will remind you to vote your shares.

Thank you for your attention and consideration of these important proposals and for your investment in the Fund(s). If you need additional information, please call the Funds’ proxy solicitor, Computershare Inc., operating under the name of Computershare Fund Services (“Computershare”), toll-free at (866) 643-3781.

Sincerely yours,

/s/ EDWARD FARRINGTON
Edward Farrington
President Impax Funds Series Trust I Impax Funds Series Trust III

PROMPT EXECUTION AND RETURN OF YOUR PROXY CARD IS REQUESTED. INSTRUCTIONS ON HOW TO VOTE BY TELEPHONE OR OVER THE INTERNET ARE INCLUDED, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matters that require your vote as a shareholder of Impax Funds Series Trust I (“Trust I”) and Impax Funds Series Trust III (“Trust III” and, together with Trust I, the “Trusts”).

Questions & Answers

Q. In a nutshell, what am I being asked to approve?

A. You are being asked to approve one, two or three Proposals, depending on which Fund(s) you own.

First, shareholders of each Trust are being asked to elect Trustees to the Trusts’ Boards of Trustees (the “Board”). Seven of the ten nominees are currently Trustees of each Trust.

Second, shareholders of Impax International Sustainable Economy Fund are being asked to approve a proposal to amend the Fund’s fundamental investment restriction on concentration. Effective March 31, 2021, the investment objective, principal investment strategies and primary benchmark for the Fund changed. Prior to that date, the Fund employed a “passive management”—or indexing—investment approach designed to track the performance of the MSCI EAFE ESG Leaders Index and the Fund’s fundamental investment restriction on concentration stated that it would concentrate in an industry when the MSCI EAFE ESG Leaders Index concentrated in the industry. The proposed amendment is intended to clarify that because the Fund no longer seeks to track the performance of the MSCI EAFE ESG Leaders Index, it will not concentrate its investments in a particular industry even when the MSCI EAFE ESG Leaders Index is concentrated in an industry. Approval of the Proposal will not change the manner in which the Fund is managed.

Third, shareholders of Impax Ellevate Global Women’s Leadership Fund are being asked to approve a proposal to amend the Fund’s fundamental investment restriction on concentration. Effective March 28, 2024, the investment objective and principal investment strategies for the Fund changed. Prior to that date, the Fund employed a “passive management”—or indexing—investment approach designed to track the performance of the Impax Global Women’s Leadership Index and the Fund’s fundamental investment restriction on concentration stated that it would concentrate in an industry when the Impax Global Women’s Leadership Index concentrated in the industry. The Impax Global Women’s Leadership Index was terminated on March 28, 2024. The proposed amendment is intended to clarify that because the Fund no longer seeks to track the performance of the Impax Global Women’s Leadership Index, the Fund will not concentrate its investments in a particular industry even when the Impax Global Women’s Leadership Index is concentrated in an industry. Approval of the Proposal will not change the manner in which the Fund is managed.

Q. How do the Trustees suggest that I vote?

A. After carefully reviewing each Proposal, the Trustees have determined that the Proposals are in the best interests of the shareholders of the applicable Funds. The Trustees recommend that you vote “FOR” each nominee and “FOR” the Proposals that apply to you.

Q. Who is paying for the proxy solicitation and legal costs associated with this solicitation?

A. Each Fund will bear a portion of the costs of this solicitation. Expenses of the solicitation that are readily identifiable to a specific Fund will be applied to that Fund; expenses that are not readily identifiable to a specific Fund will be allocated among the Funds pro rata based on number of shareholder accounts.

Q. Will my vote make a difference?

A. Yes. Your vote is needed to ensure that the Proposals can be acted upon. We encourage all shareholders to participate in the governance of the Funds. Additionally, your immediate response on the enclosed proxy card may help save the costs of any further solicitations.

Q. How do I place my vote?

A. You can vote in any one of four ways:

●	Over the Internet via the website listed on your proxy card;

●	By telephone, with a toll-free call to the number listed on your proxy card;

●	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

●	In person, by attending the Meeting.

We encourage you to vote, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q. If I send my proxy in now as requested, can I change my vote later?

A. You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the Trusts, as explained in the Proxy Statement; or (2) forwarding a later-dated proxy that is received by your Fund at or prior to the Meeting; or (3) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card. This will help us ensure that holders of a sufficient number of shares are present for the Proposals to be considered.

Q. Whom should I call for additional information about this proxy statement?

A. We will be happy to answer your questions about this proxy solicitation. Please call Computershare, the Funds’ proxy solicitor, at (866) 643-3781. Representatives are available between 9:00 a.m. and 11:00 p.m. Eastern Time, Monday through Friday, and between 12:00 p.m. and 6:00 p.m. Eastern Time, Saturday.

PROMPT EXECUTION AND RETURN OF YOUR PROXY CARD IS REQUESTED. INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE ARE INCLUDED, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

IMPAX FUNDS SERIES TRUST I, on behalf of its series:

Impax Large Cap Fund	Impax Global Social Leaders Fund
Impax Small Cap Fund	Impax International Sustainable Economy Fund
Impax US Sustainable Economy Fund	Impax Core Bond Fund
Impax Global Sustainable Infrastructure Fund	Impax High Yield Bond Fund
Impax Global Opportunities Fund	Impax Sustainable Allocation Fund
Impax Global Environmental Markets Fund

IMPAX FUNDS SERIES TRUST III, on behalf of its series:

Impax Ellevate Global Women’s Leadership Fund

30 Penhallow Street, Suite 100

Portsmouth, New Hampshire 03801

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 21, 2024

To shareholders of series (each a “Fund” and together, the “Funds”) of Impax Funds Series Trust I (“Trust I”) and Impax Funds Series Trust III (“Trust III” and, together with Trust I, the “Trusts”):

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders (the “Meeting”) will be held on August 21, 2024 at 10:00 A.M. Eastern Time, at the offices of the Trusts at 30 Penhallow Street, Suite 100, Portsmouth, New Hampshire 03801.

The following is a list of proposals (each a “Proposal” and collectively, the “Proposals”) presented in the Proxy Statement:

Proposals:

1.	For shareholders of all Funds, to elect Adrian Anderson, Ingrid Dyott, Edward Farrington, Anne Goggin, D’Anne Hurd, Teresa Kong, John Liechty, Lyle Logan, Gregory Sheehan and Nancy Taylor to serve as Trustees of the Trusts.

2a.	For shareholders of Impax International Sustainable Economy Fund, to approve an amendment to the Fund’s fundamental investment restriction on concentration.

2b.	For shareholders of Impax Ellevate Global Women’s Leadership Fund, to approve an amendment to the Fund’s fundamental investment restriction on concentration.

3.	To transact such other business as may properly come before the Meeting and any adjournment thereof.

With respect to Proposal 1, shareholders of each Trust will vote together as a single class. With respect to Proposal 2a and 2b, shareholders of each of Impax International Sustainable Economy Fund and Impax Ellevate Global Women’s Leadership Fund will vote together as a single class.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record as of the close of business on June 3, 2024 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any adjournment of the Meeting.

Each of the Proposals is described in the Proxy Statement. Please read it carefully.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournment thereof.

The Trustees unanimously recommend that you vote “FOR” each nominee and “FOR” the Proposals that apply to you.

By Order of the Board of Trustees

/s/ EDWARD FARRINGTON
Edward Farrington
President Impax Funds Series Trust I Impax Funds Series Trust III

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR OVER THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

TABLE OF CONTENTS

PROPOSAL 1. ELECTION OF TRUSTEES	3
PROPOSAL 2A AND 2B. APPROVAL OF AMENDMENT TO EACH OF IMPAX INTERNATIONAL SUSTAINABLE ECONOMY FUND’S AND IMPAX ELLEVATE GLOBAL WOMEN’S LEADERSHIP FUND’S FUNDAMENTAL INVESTMENT RESTRICTION ON CONCENTRATION	12
OTHER INFORMATION	14
EXHIBIT A - OUTSTANDING SHARES	A-1
EXHIBIT B - BENEFICIAL OWNERSHIP OF SHARES	B-1
EXHIBIT C - GOVERNANCE AND NOMINATION COMMITTEE CHARTER	C-1
EXHIBIT D – INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	D-1

IMPAX FUNDS SERIES TRUST I, on behalf of its series:

Impax Large Cap Fund	Impax Global Social Leaders Fund
Impax Small Cap Fund	Impax International Sustainable Economy Fund
Impax US Sustainable Economy Fund	Impax Core Bond Fund
Impax Global Sustainable Infrastructure Fund	Impax High Yield Bond Fund
Impax Global Opportunities Fund	Impax Sustainable Allocation Fund
Impax Global Environmental Markets Fund

IMPAX FUNDS SERIES TRUST III, on behalf of its series:

Impax Ellevate Global Women’s Leadership Fund

30 Penhallow Street, Suite 100

Portsmouth, New Hampshire 03801

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

AUGUST 21, 2024

This Proxy Statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees of each of Impax Funds Series Trust I (“Trust I”) and Impax Funds Series Trust III (“Trust III” and, together with Trust I, the “Trusts”) for use at the joint special meeting of the shareholders of the series of each Trust (each a “Fund” and collectively, the “Funds”) (the “Meeting”) to be held on August 21, 2024 at 10:00 A.M. Eastern Time, at the offices of the Trusts at 30 Penhallow Street, Suite 100, Portsmouth, New Hampshire 03801, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of a Joint Special Meeting of Shareholders (the “Notice”). The Notice, this Proxy Statement and the enclosed proxy card are first being mailed, or otherwise being made available, to shareholders on or about June 28, 2024. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called for the purpose of having the shareholders of each Trust consider and take action upon the proposals listed in the Notice (each a “Proposal” and collectively, the “Proposals”). This Proxy Statement contains information you should know before voting on the Proposals. As described in greater detail below, Proposal 1 asks shareholders of each Trust to elect Trustees to the Boards of Trusts (the “Board”). Seven of the ten nominees are currently Trustees of each Trust. Proposal 2a asks shareholders of Impax International Sustainable Economy Fund to approve a proposal to amend the Fund’s fundamental investment restriction on concentration. The proposed amendment is intended to clarify that because the Fund no longer seeks to track the performance of the MSCI EAFE ESG Leaders Index, it will not concentrate its investments in a particular industry even when the MSCI EAFE ESG Leaders Index is concentrated in an industry. Proposal 2b asks shareholders of Impax Ellevate Global Women’s Leadership Fund to approve a proposal to amend the Fund’s fundamental investment restriction on concentration. The proposed amendment is intended to clarify that because the Fund no longer seeks to track the performance of the Impax Global Women’s Leadership Index, the Fund will not concentrate its investments in a particular industry even when the Impax Global Women’s Leadership Index is concentrated in an industry. Approval of Proposal 2a and 2b will not change the manner in which Impax Asset Management LLC (“IAM” or the “Adviser”) manages Impax International Sustainable Economy Fund or Impax Ellevate Global Women’s Leadership Fund.

The following is a list of the Proposals presented in this Proxy Statement and the Funds that are affected by such Proposals:

Proposal	Description of Proposal	Funds Entitled to Vote
Proposal 1	To elect Adrian Anderson, Ingrid Dyott, Edward Farrington, Anne Goggin, D’Anne Hurd, Teresa Kong, John Liechty, Lyle Logan, Gregory Sheehan and Nancy Taylor to serve as Trustees of the Trusts.	All Funds
Proposal 2a	To approve an amendment to Impax International Sustainable Economy Fund’s fundamental investment restriction on concentration.	Impax International Sustainable Economy Fund
Proposal 2b	To approve an amendment to Impax Ellevate Global Women’s Leadership Fund’s fundamental investment restriction on concentration.	Impax Ellevate Global Women’s Leadership Fund
Proposal 3	To transact such other business as may properly come before the Meeting and any adjournment thereof.	All Funds

With respect to Proposal 1, shareholders of each Trust will vote together as a single class. With respect to Proposal 2a and 2b, shareholders of each of Impax International Sustainable Economy Fund and Impax Ellevate Global Women’s Fund will vote together as a single class.

Timely, properly-executed proxies will be voted as you instruct. If no specification is made with respect to a Proposal, shares will be voted in accordance with the recommendation of the Trustees as to that Proposal. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplemental solicitations of proxies may be made by mail, telephone, facsimile or e-mail by officers and Trustees of your Fund, officers and employees of IAM and other representatives of your Fund (who will receive no compensation therefor in addition to their regular compensation). In addition, Computershare has been retained to assist in the solicitation of proxies of shareholders of the Trusts at a cost of approximately $325,000, although actual costs may be substantially higher. The Funds will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds’ shareholders.

A copy of each Trust’s semi-annual and annual reports may be obtained, without charge, by writing to Impax Funds at 30 Penhallow Street, Suite 100, Portsmouth, New Hampshire 03801, telephoning IAM at 800-767-1729 (toll-free), visiting the IAM website at www.impaxam.com or visiting the Securities and Exchange Commission’s website at www.sec.gov.

Shareholders of record at the close of business on June 3, 2024 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof. Shareholders of a Fund on the Record Date shall be entitled to one vote for each whole share held as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

PROPOSAL 1. ELECTION OF TRUSTEES

(All Funds)

The purpose of this Proposal is to elect Trustees to serve on the Trusts’ Board. It is intended that the accompanying proxy will be voted for the election as Trustees of the nominees listed below, unless such authority has been withheld in the proxy, in which case the proxy will be voted as indicated thereon. In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, will be elected.

The Governance and Nomination Committee of the Board screens and selects members of the Board and consists solely of Trustees who are not “interested persons” of the Trusts, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Governance and Nomination Committee has recommended the following nominees for election by shareholders, to serve as Trustees of the Trusts: Adrian Anderson, Ingrid Dyott, Edward Farrington, Anne Goggin, D’Anne Hurd, Teresa Kong, John Liechty, Lyle Logan, Gregory Sheehan and Nancy Taylor. The Board has nominated these individuals as Trustees of the Trusts (the “Trustee Nominees”). The terms of the Trustees elected at the meeting will begin on the later to occur of the date of the Meeting or September 11, 2024. Information regarding each of the Trustee Nominees appears in the following pages. The Board recommends that you vote in favor of their election.

The Board of the Trusts currently consists of eight Trustees (the “Current Trustees”). Six of the Current Trustees, including the chairman of the Board, are not “interested persons” (as that term is defined in the 1940 Act) of the Trusts (each a “Disinterested Trustee”). Two of the Current Trustees, Mr. Farrington and Ms. Lindsey Martinez, are “interested persons” of the Trust by reason of their affiliation with IAM (each an “Interested Trustee”).

Ingrid Dyott, Teresa Kong and Lyle Logan are the only Trustee Nominees who are not currently serving as Trustees of the Trusts. The Governance and Nomination Committee believes that it is desirable to increase the size of the Board to ten (10) so that, following the expected retirements of Ms. Goggin and Ms. Hurd on or about November 2024 and November 2025, respectively, there will again be eight (8) Trustees.

Ms. Martinez’s term as an Interested Trustee of the Trusts will expire at the Meeting. Mr. Logan has been nominated by the Governance and Nomination Committee to fill the vacancy that will be created by the expiration of Ms. Martinez’s term and, if elected, would serve as an Interested Trustee of the Trusts.

Each Trustee Nominee’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should be nominated to serve as a Trustee. Below is a summary of each Trustee Nominee’s professional experience and additional considerations that contributed to the Board’s conclusion that such Trustee should be nominated to serve as a Trustee of the Trusts:

Interested Trustee Nominees

Edward Farrington – Mr. Farrington has substantial experience as a senior distribution leader in the investment management industry, including experience with the distribution of ESG investment products and investing in the transition to a more sustainable economy. Mr. Farrington joined IAM as Head of Distribution, North America in 2021, and currently serves as President of IAM and the Trusts. He previously led institutional and retirement business development and consultant relations at Natixis Investment Managers.

Lyle Logan – Mr. Logan has substantial experience as a senior executive in the asset management industry, including experience with institutional sales and client servicing. He currently serves as Vice Chairman of The Northern Trust Company, a leading provider of wealth management, asset servicing, asset management and banking services for corporations, institutions, families and individuals. Prior to that, Mr. Logan was the Head of the Global Strategic Relationship Management group at The Northern Trust Company. He also has served on several boards, including corporate and non-profit boards.

Disinterested Trustee Nominees

Adrian P. Anderson – Mr. Anderson has several decades of investment and oversight experience with plan sponsors and investment management organizations. He is co-founder and CEO of an investment management and consulting firm and has worked in various accounting roles for the past 20 years.

Ingrid Dyott – Ms. Dyott has several decades of experience in the investment management industry, having served as Managing Director, Co-Head and Senior Portfolio Manager of Neuberger Berman’s Sustainable Equity Group. She has also served in a variety of advisory, educational, and consultant roles, including positions at Columbia University and Baruch College CUNY. Ms. Dyott is a frequent speaker on topics related to environmental and sustainable investing and has authored research on ESG topics and strategies. She currently serves on the boards of non profits as well as on the board of a private company focused on the financing of sustainable agriculture.

Anne M. Goggin – Ms. Goggin has significant executive experience, including service as chief executive officer of an investment advisory firm, and her professional training and experience as an attorney, including in the investment management practice area. She also has significant prior service as a board member and board chair of other mutual fund complexes. Ms. Goggin served as an elected member of the Governing Council of the Independent Directors Council (an organization serving the independent directors of mutual funds) from 2012 to 2020.

 D’Anne Hurd — Ms. Hurd has an MBA in finance and a J.D. specializing in corporate and securities law. She also has more than five decades of management, legal and financial experience, having served in executive roles (COO, CFO, and General Counsel) and as a board member and board consultant for numerous companies in a diverse range of industries. Ms. Hurd has significant expertise in regulatory compliance, risk management and corporate governance. She is an independent board advisor and an independent faculty member for the National Association of Corporate Directors (a recognized authority on leading boardroom practices) where she has attained the status of Board Leadership Fellow and is Director Certified. Ms. Hurd is also a frequent public speaker on governance and ESG issues and is a member of the World Economic Forum’s ESG Corporate Governance Initiative.

Teresa Kong – Ms. Kong has several decades of experience in the investment management industry. She previously served as Head of Fixed Income, Portfolio Manager, and an Executive Committee member at Matthews International Capital Management. She was a member of the firm’s ESG Governance Committee, assisting with the development and implementation of the firm’s ESG objectives, policies and procedures. Ms. Kong also previously served as Head of Emerging Market Investments at BlackRock (formerly Barclays Global Investors). She serves as director on the boards of a private data and fintech company and several nonprofit organizations.

John L. Liechty – Mr. Liechty has significant experience in investment company management, operations and oversight, having served as President and CEO of a socially responsible/ESG mutual fund for more than eleven (11) years. Mr. Liechty served as a member of the board of directors of the US SIF: The Forum for Sustainable and Responsible Investment, the leading industry voice advancing sustainable, responsible and impact investing. He also serves on two investment committees of college/university and community foundation endowments. Mr. Liechty is a Certified Financial PlannerTM and Chartered Financial Consultant®.

Gregory D. Sheehan – Mr. Sheehan has substantial experience in the investment management industry, having previously served as a partner for over thirty years in the investment management group of a global law firm. He has provided legal advice to registered investment companies and their boards, registered investment advisers and private fund sponsors with respect to a broad range of business, legal, regulatory and other matters. He served in various leadership positions at his law firm, including as a member of the firm’s management committee and chair of the firm’s investment management group. He was previously an Adjunct Professor at Boston College Law School.

Nancy S. Taylor – Ms. Taylor has significant organizational oversight experience, including as senior minister and chief executive officer of Old South Church in Boston, as a member of the Advisory Board of Yale Divinity School and as the Chair of the Board of Trustees of Andover Newton Theological School. Ms. Taylor also has substantial tenure on each Board, having served on the Board of Trust I or its predecessors since 1997 and Trust III since its inception.

The Trustee Nominees set forth in the first table below are Interested Trustees by virtue of their position or affiliation with IAM. The Trustee Nominees in the second table below are or will be Disinterested Trustees and are not considered “interested persons” of the Trusts, as they have no affiliation with IAM. Each Trustee Nominee has agreed to serve as a Trustee if elected. However, if any of them is unable to serve or for good cause will not serve, it is the Trustees’ intention that proxies that do not contain specific restrictions to the contrary will be voted for alternative candidates in accordance with the judgment of the persons named as proxies in the enclosed proxy card. If elected, each Trustee Nominee will serve until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or as otherwise provided in the By-laws of the Trusts. In addition, the Trusts have designated a mandatory retirement age of 75, subject to the right of the Board to grant one or more extensions of one year each on an annual basis. Neither the Agreement and Declaration of Trust of Trust I nor the Agreement and Declaration of Trust of Trust III provides for the annual election of Trustees. Unless otherwise indicated, the business address of the persons listed below is c/o Impax Asset Management LLC, 30 Penhallow Street, Suite 100, Portsmouth, NH 03801.

Interested Trustee Nominees

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee	Number of Funds in the Impax Fund Family Overseen by Trustee
Edward Farrington (52)	Trust I: Trustee, President (since 2024) Trust III: Trustee, President (since 2024)	President (present) and Head of Distribution for North America (2021 – present) of IAM; Executive Vice President of Natixis Investment Managers (2009 – 2021).	12
Lyle Logan (64)	Trustee Nominee for Trust I and Trust III	Non-Executive Director, Impax Asset Management Group plc (May 2024 – present); Vice Chairman (2022 – present), Head of Global Financial Institutions Group (2010 –2022) of The Northern Trust Company; Non-Executive Director, Audit and Finance Committee Member, and Nominating and Board Governance Committee Member, Heidrick & Struggles International, Inc. (2015 – present), an executive search and consulting services company; Independent Director, Adtalem Global Education Inc. (2015 – 2022), a workplace solutions provider.	N/A

Disinterested Trustee Nominees
Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s)During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Impax Fund Family Overseen/to be Overseen by Trustee
Adrian P. Anderson (69)[2,3]	Trust I: Trustee (since 2007) Trust III: Trustee (since 2013)	Tax Accountant at Anderson CPA (January 2023 – present); Tax Advisor at Block Advisors (November 2022 – present); Chief Executive Officer, North Point Advisors, LLC (2004 – present); Director of Finance at Choice in Aging (July 2022 – September 2022); Tax Director at Blue Sky Utility, a renewable energy finance firm (2022 – present); Chair of Investment Committee, Zanick Advisors, a real estate advisory firm (2020 – 2021); Tax Associate at H+R Block (2020 – 2021); Tax Accountant at Shwiff, Levy & Polo, LLP (2018 – 2019); Tax Accountant at Watson Tax CPA (November 2021 – January 2022).	12
Ingrid Dyott (51)	Trustee Nominee for Trust I and Trust III	Managing Director, Co-Head and Senior Portfolio Manager, Sustainable Equity Group at Neuberger Berman, LLC (2016 – 2022); Member, Board of Directors, Iroquois Valley Farmland REIT (January 2024 – present); Member, Board of Directors, Arbor Rising, a public charity organization (2012 – present); Advisory Board Member, Journal of Impact & ESG Investing (2020 – present); Member, Board of Directors, Lily Auchincloss Foundation, a private grantmaking foundation (2023 – present).	N/A
Anne M. Goggin (75)[3,4]	Trust I and Trust III: Vice Chair of the Board of Trustees (since 2019) Trust I and Trust III: Trustee (since 2017)	Trustee of RS Investment Trust and RS Variable Products Trust (2006 – 2016); attorney, Retired; Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	12
D’Anne Hurd (73)[2,3]	Trust I: Trustee (since 2015) Trust III: Trustee (since 2015)	Independent Corporate and Mutual Fund Board Member (1993 – present); private investor (2011 – present); member of the Board of Directors, Audit (Chair) and Nominating and Governance Committees, Peckham Industries, Inc. (2013 – 2023); member of the Board of Directors and Audit (Chair) Committee of Martin Engineering, Inc. (2019 – present); Chief Executive Officer of Crawford Consulting LLC (2011 – present).	12
Teresa Kong (52)	Trustee Nominee for Trust I and Trust III	Head of Fixed Income, Portfolio Manager, and Member of the Executive Committee at Matthews International Capital Management (2010 –2022).	N/A
John L. Liechty (69)[3,4]	Trust I: Chairman of the Board of Trustees (2014 – 2023); Trustee (since 2009) Trust III: Chairman of the Board of Trustees (2014 – 2023); Trustee (since 2013)	Founder and Principal, Integrated Investment Solutions (2009 – present); Founder and Partner, Integrated Financial Planning Solutions, LLC (2010 – 2021); Board member and Investment Committee Chair, Community Foundation of Elkhart County (IN) (2014 – present).	12
Greg Sheehan (68)[3,5]	Trust I and Trust III: Chairman of the Board of Trustees (since 2024); Trustee (since 2023)	Partner of Ropes & Gray LLP (law firm) (1989-2020).	12
Nancy S. Taylor (68)[3,4]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Senior Minister Emeritus (2022 – present) and Senior Minister (2005 – 2022), Old South Church in Boston; Advisory Board, Yale Divinity School (2010 – present); Advisory Board, Idaho Human Rights Education Center (2009 – present); Trustee Emeritus, Benjamin Franklin Institute of Technology (2011 – present).	12

1	Each Trustee shall serve until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. In addition, the Independent Trustees have established a retirement policy that sets the mandatory retirement age for Independent Trustees at 75, subject to the right of the Board to grant one or more extensions of one year each on an annual basis.
2	Designates a member of the Audit Committee.
3	Designates a member of the Governance and Nomination Committee.
4	Designates a member of the Compliance Committee.
5	Mr. Sheehan, as Chair, is a floating member of each of the Audit Committee and the Compliance Committee, and, as such, he attends meetings of the committees based upon the matters to be discussed at each meeting or as otherwise determined by the Board or the committees.

None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption.

Ownership of Shares in the Impax Fund Family

The following table shows the dollar range of shares beneficially owned by the Trustees or Trustee Nominees in each Fund and in any investment company overseen by the Trustees in the Impax Fund Family as of December 31, 2023, unless otherwise noted:

Fund	Disinterested Trustees/Nominees						Interested Trustees/Nominees
	Adrian P. Anderson	Anne Goggin	D’Anne Hurd	John L. Liechty	Greg Sheehan	Nancy S. Taylor	Edward Farrington	Lindsey Martinez[1]
Large Cap Fund	$1-$10,000	None	None	$10,001-$50,000	None	None	Over $100,000	None
Small Cap Fund	$1-$10,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,00	$1-$10,000	None	None
U.S. Sustainable Economy Fund	$1-$10,000	$10,001-$50,000	$10,001-$50,000	None	None	$50,001-$100,000	None	None
Global Sustainable Infrastructure Fund	None	None	$1-$10,000	$10,001-$50,000	None	None	None	None
Global Opportunities Fund	$1-$10,000	None	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	None	None	None
Global Environmental Markets Fund	$1-$10,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000	None	Over $100,000	None
Global Social Leaders Fund[2]	None	None	None	None	None	None	None	None
Global Women’s Fund	$1-$10,000	$10,001-$50,000	$50,001-$100,000	None	None	$1-$10,000	None	None
International Sustainable Economy Fund	None	$10,001-$50,000	None	$10,001-$50,000	None	None	Over $100,000	None
Core Bond Fund	None	None	None	$10,001-$50,000	None	None	Over $100,000	None
High Yield Fund	$1-$10,000	$10,001-$50,000	None	None	None	$1-$10,000	$10,001-$50,000	None
Sustainable Allocation Fund	None	None	None	Over $100,000	None	Over $100,000	None	None
Aggregate Across the Impax Fund Family	$10,001-$50,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None

1	Ms. Martinez is not standing for re-election as a Trustee of the Trusts at the Meeting.

2	The Global Social Leaders Fund commenced investment operations on November 30, 2023.

Compensation of Trustees

The Trusts together pay each Disinterested Trustee an annual retainer of $81,890 ($115,276 for the Chairman of the Board, and $92,630 for the Chairs of the Audit, Governance and Nomination, and Compliance Committees). In addition, the Trusts together pay each Disinterested Trustee a fee of $7,475 for attendance at each meeting of the Board. Trustees are also reimbursed for their travel expenses for attending meetings of the Board. In addition, the Trusts together pay $5,200 to each member of the Audit and Compliance Committees for attendance at each committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings, as well as $5,200 to each trustee for attendance at the annual education session. In addition, a floating member of each of the Audit Committee and the Compliance Committee will receive compensation as a member of the committee for the meeting that they attend. The Trusts also will reimburse each Disinterested Trustee for reasonable out-of-pocket expenses incurred in attending up to two conferences or other educational opportunities per year. Other than the foregoing amounts, trustees do not receive compensation from the Trusts for services performed as a trustee except as the Board may otherwise determine. Mr. Farrington and Ms. Martinez, as Interested Trustees, are not paid compensation by the Funds.

The following table sets forth compensation information (excluding travel expenses) relating to the Trustees for the year ended December 31, 2023:

	Disinterested Trustees/Nominees						Interested Trustees/Nominees
Fund	Adrian P. Anderson	Anne Goggin	D’Anne Hurd	John L. Liechty	Greg Sheehan	Nancy S. Taylor	Edward Farrington	Lindsey Martinez[1]
Large Cap Fund	$9,657	$9,657	$9,398	$11,262	$9,392	$9,657	$0	$0
Small Cap Fund	$6,459	$6,459	$6,291	$7,532	$6,282	$6,459	$0	$0
U.S. Sustainable Economy Fund	$4,969	$4,969	$4,830	$5,794	$4,832	$4,969	$0	$0
Global Sustainable Infrastructure Fund	$4,326	$4,326	$4,208	$5,045	$4,207	$4,326	$0	$0
Global Opportunities Fund	$4,362	$4,362	$4,239	$5,086	$4,242	$4,362	$0	$0
Global Environmental Markets Fund	$13,614	$13,614	$13,245	$15,876	$13,240	$13,614	$0	$0
Global Social Leaders Fund[2]	None	None	None	None	None	None	None	None
Global Women’s Fund	$7,189	$7,189	$6,992	$8,383	$6,992	$7,189	$0	$0
International Sustainable Economy Fund	$7,991	$7,991	$7,746	$9,318	$7,773	$7,992	$0	$0
Core Bond Fund	$7,317	$7,317	$7,114	$8,533	$7,117	$7,317	$0	$0
High Yield Fund	$6,284	$6,284	$6,121	$7,328	$6,112	$6,284	$0	$0
Sustainable Allocation Fund	$13,037	$13,037	$12,685	$15,203	$12,680	$13,037	$0	$0
Aggregate Pension Retirement Benefits Accrued as Part of Fund Expenses	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Funds	$85,206	$85,206	$82,869	$99,360	$82,869	$85,206	$0	$0

1	Ms. Martinez is not standing for re-election as a Trustee of the Trusts at the Meeting.

2	The Global Social Leaders Fund commenced investment operations on November 30, 2023.

Board Structure

The Board is responsible for overseeing the management and operations of the Trusts. The Board currently consists of eight Trustees who have varied backgrounds, experience and skills. Six of the Trustees, including the chairman of the Board, are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Disinterested Trustees”). Two of the Trustees of the Trusts, Mr. Farrington and Ms. Martinez, are “interested persons” of the Trusts by reason of their affiliation with IAM. Additional information about the backgrounds and qualifications of the Trustees is provided below in the section captioned Trustees/Officers. The Board has three standing committees, each composed exclusively of Disinterested Trustees, which are integral to the Funds’ overall governance and risk management structure. The committees include the Audit Committee, the Governance and Nomination Committee and the Compliance Committee. The Audit Committee has responsibility for overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Governance and Nomination Committee is responsible for governance practices, nominating and vetting Board candidates and recommending Board compensation. The Compliance Committee is responsible for overseeing regulatory and compliance matters, as well as Fund-related compliance activities of the Funds’ service providers. During the fiscal year ended December 31, 2023, the Board convened 6 times (4 regular meetings and 2 special meetings), the Audit Committee convened 5 times, the Compliance Committee convened 3 times and the Governance and Nomination Committee convened 4 times.

The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and each Trust. The Adviser, subject to the supervision of the Board, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment programs and policies, and also is responsible for management of the risks that arise from the Funds’ investments and operations. The Board decides upon matters of general policy. The Board’s role is one of oversight, not active management. This oversight extends to the Funds’ risk management processes. In addition, each Board committee oversees the Adviser’s risk management services with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and its committees receive a broad range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws and the Funds’ financial accounting and reporting. The Board and its committees meet periodically with officers of the Funds and the Adviser. The Board and the Compliance Committee also meet periodically with the Funds’ chief compliance officer, who also serves as chief compliance officer of the Adviser, to receive reports regarding the compliance of the Funds and the Adviser with the federal securities laws and their internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.

In considering and evaluating candidates for election as disinterested trustees of a Trust, the Governance and Nomination Committee (a) strives to achieve and maintain diversity of membership on the Board, and (b) may take into account a wide variety of other factors, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and to perform his or her responsibilities on the Board, (ii) relevant business and related industry experience, (iii) educational background, (iv) financial expertise, (v) experience with corporate governance matters, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) the percentage of the Board represented by Disinterested Trustees and whether a candidate would qualify as a Disinterested Trustee under the 1940 Act, (viii) the extent of the candidate’s commitment to the mission of the Funds and environmental, social and governance investing, and (ix) such other factors as the Committee deems appropriate. The Governance and Compliance Committee also will consider and evaluate nominees to the Board recommended by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Shareholder recommendations must be submitted in writing to the Trusts, to the attention of the Secretary, at the address of the principal executive offices of the Trusts. Recommendations should be submitted in accordance with the procedures set forth in the Governance and Nomination Committee Charter and those recommendations not properly submitted will not be considered by the Governance and Nomination Committee. The Governance and Nomination Committee Charter is attached hereto as Exhibit C.

The Board reviews its leadership structure periodically and believe that such structure is appropriate to enable each Board to oversee the relevant Funds. In particular, each Board believes that having a Disinterested Trustee serve as the chairman of the Board and as the chair of each committee promotes independence from the Adviser in setting agendas and conducting meetings. The Board believes that its committee structure makes its oversight more efficient and effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each committee.

Communications to the Board of Trustees may be addressed to the relevant Trust as follows: Board of Trustees, c/o Gregory D. Sheehan, Chairman of the Board, 30 Penhallow Street, Suite 100, Portsmouth, NH 03801; communications to an individual Trustee may be addressed to such member, 30 Penhallow Street, Suite 100, Portsmouth, NH 03801. A copy of all communications addressed to the Board of Trustees as a whole shall be provided to each member of the Board of Trustees. Each Trust reserves the right to amend this policy at any time and from time to time without prior notice to the shareholders.

Vote Required

Approval of a nominee for election as a Trustee requires the affirmative vote of holders of a plurality of the shares of each Fund of the Trusts present in person or represented by proxy at the Meeting. Shareholders of Trust I Funds will vote together as a single class and shareholders of Impax Ellevate Global Women’s Leadership Fund will vote together as a single class, respectively.

The Board of Trustees recommends that shareholders vote “FOR” the nominees described in this Proposal.

PROPOSAL 2A AND 2B. APPROVAL OF AMENDMENT TO EACH OF IMPAX INTERNATIONAL SUSTAINABLE ECONOMY FUND’S AND IMPAX ELLEVATE GLOBAL WOMEN’S LEADERSHIP FUND’S FUNDAMENTAL INVESTMENT RESTRICTION ON CONCENTRATION

(Impax International Sustainable Economy Fund and Impax Ellevate Global Women’s Leadership Fund)

The proposal to amend each of Impax International Sustainable Economy Fund’s and Impax Ellevate Global Women’s Leadership Fund’s (for purposes of this Proposal 2a and 2b, the “Funds”) fundamental investment restriction on concentration is intended to clarify that because each Fund no longer seeks to track the performance of the MSCI EAFE ESG Leaders Index and the Impax Global Women’s Leadership Index, respectively, the Funds will not concentrate their investments in a particular industry even when the MSCI EAFE ESG Leaders Index or the Impax Global Women’s Leadership Index, as applicable, is concentrated in an industry.

Effective March 31, 2021, the investment objective, principal investment strategies and primary benchmark for Impax International Sustainable Economy Fund changed. Prior to that date, the Fund employed a “passive management”—or indexing—investment approach designed to track the performance of the MSCI EAFE ESG Leaders Index and the Fund’s fundamental investment restriction on concentration stated that it would concentrate in an industry when the MSCI EAFE ESG Leaders Index concentrated in the industry. The proposed amendment is intended to clarify that because the Fund no longer seeks to track the performance of the MSCI EAFE ESG Leaders Index, it will not concentrate its investments in a particular industry even when the MSCI EAFE ESG Leaders Index is concentrated in an industry.

Effective March 28, 2024, the investment objective and principal investment strategies for Impax Ellevate Global Women’s Leadership Fund changed. Prior to that date, the Fund employed a “passive management”—or indexing—investment approach designed to track the performance of the Impax Global Women’s Leadership Index and the Fund’s fundamental investment restriction on concentration stated that it would concentrate in an industry when the Impax Global Women’s Leadership Index concentrated in the industry. The Impax Global Women’s Leadership Index was terminated on or about March 28, 2024. The proposed amendment is intended to clarify that because the Fund no longer seeks to track the performance of the Impax Global Women’s Leadership Index, the Fund will not concentrate its investments in a particular industry even when the Impax Global Women’s Leadership Index.

The Adviser has indicated that approval of Proposal 2a and 2b will not change the manner in which the Funds are managed.

The 1940 Act requires registered investment companies like the Funds to adopt “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” Specifically, the 1940 Act requires that every investment company have a fundamental investment policy regarding concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions.

The following chart sets forth the existing and proposed fundamental investment restriction of the Funds with respect to concentration.

	Existing Fundamental Investment Restriction	Proposed Fundamental Investment Restriction
Concentration	If the Fund’s index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, such Fund will concentrate its investments in the same industry or group of industries. If the Fund concentrates its investments in a particular industry or group of industries, such Fund will be more susceptible to the risks particular to such industry or group of industries than a fund that is not so concentrated.	The Fund may not concentrate more than 25% of the value of its assets in any one industry.

The Trustees recommend that shareholders of each Fund approve the amendment of its current fundamental investment restriction on concentration to clarify that the Funds will no longer concentrate their respective investments in a particular industry or group of industries. The Adviser has indicated that approval of Proposal 2a and 2b will not change the manner in which the Funds are managed.

Vote Required

Approval of Proposal 2a and 2b on behalf of each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shareholders of each Fund vote together as a single class.

The Board of Trustees recommends that shareholders vote “FOR” this proposal.

OTHER INFORMATION

Information about the Adviser

Impax Asset Management LLC (“IAM”), 30 Penhallow Street, Suite 100, Portsmouth, NH, 03801, is the adviser for each Fund. IAM is a registered investment adviser and has been an investment adviser since 1971. IAM is a majority-owned subsidiary of Impax Asset Management Group plc (“Impax London”), a publicly traded company on the Alternative Investment Market of the London Stock Exchange. Impax London also is the parent company of Impax Asset Management Ltd., the sub-adviser to Impax Global Opportunities Fund, Impax Global Environmental Markets Fund and Impax Global Social Leaders Fund.

Information about Other Service Providers

Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101 (the “Distributor”), serves as the principal underwriter of the Funds’ shares pursuant to a distribution contract with each Trust. The Distributor has no obligation to buy the Fund’s shares and purchases the Fund’s shares only upon receipt of orders from authorized financial services firms or investors.

Information about the Funds’ independent registered public accounting firm is available in Exhibit D.

Payment of Expenses

The Funds will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. These expenses are expected to be approximately $325,000.

Outstanding Shares and Beneficial Ownership of Shares

All shareholders of record at the close of business on June 3, 2024 are entitled to one vote for each share held on that date and to fractional votes for any fractional shares held on that date. The table in Exhibit A lists for each Fund the total number of shares outstanding as of the close of business on June 3, 2024, for each class of a Fund’s shares entitled to vote at the Meeting.

The table in Exhibit B lists each holder of more than 5% of any class of shares of each Fund as of the close of business on June 3, 2024. The Trustees and officers of the Trusts, together as a group, beneficially owned less than 1% of the outstanding shares of any class of shares of a Fund as of December 31, 2023.

Annual and Semi-Annual Report to Shareholders

For a free copy of the Funds’ annual report for the fiscal year ended December 31, 2023, shareholders may write to Impax Funds at 30 Penhallow Street, Suite 100, Portsmouth, New Hampshire 03801, call IAM at 800-767-1729 (toll-free), visit the IAM website at www.impaxam.com or visit the Securities and Exchange Commission’s website at www.sec.gov.

Submission of Shareholder Proposals

The Trusts are organized as open-end management investment companies under the laws of the Commonwealth of Massachusetts. As such, the Trusts are not required to, and do not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of each Trust. Shareholders of the Funds who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in a Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting and Other Matters

If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the relevant Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the proxy solicitor, Computershare, toll-free at (866) 643-3781. The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trusts, who will receive no compensation therefor in addition to their regular compensation for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by the Funds.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on an executed proxy card, it will be voted FOR the matters specified on the proxy card.

If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the inspector of elections at the Meeting. Thirty percent (30%) of the shares of a Fund or the Trust as a whole entitled to vote constitutes a quorum of a Fund or the Trust as a whole, respectively.

For purposes of determining the presence of a quorum, abstentions or “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as present. A quorum of shareholders of a Fund is required to take action at the Meeting on Proposals affecting such Fund. Separately, a quorum of shareholders of a Trust is required to take action on the election of the Trustee Nominees to each Board.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy, whether or not a quorum is present. The persons named as proxies will vote those proxies that they are entitled to vote FOR such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such Proposal, against such an adjournment. The Fund will bear the costs of any additional solicitation or any adjourned sessions.

For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. With respect to Proposal 1, abstentions and broker non-votes will have no effect on the outcome of the vote. Abstentions and broker non-votes will have the same effect as a vote against Proposal 2a and 2b in respect of each Fund entitled to vote thereon.

No business other than the matters described above are expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment.

Executive Officers

The following table provides information about the current executive officers of the Trusts. Each of the persons named as an officer has been elected to the indicated office by the Trustees and serves at the pleasure of the Trustees. Each such officer’s principal occupation is an employee or officer of the Trusts or its affiliates. None of the officers listed below receive compensation from any of the Funds.

Officers Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Officer
Edward Farrington (52)	Trust I: Trustee, President (since 2024) Trust III: Trustee, President (since 2024)	President (present) and Head of Distribution for North America (2021 – present) of IAM; Executive Vice President of Natixis Investment Managers (2009 – 2021).
John Boese (61)	Trust I: Chief Compliance Officer (since 2006) Secretary (Since 2022) Trust III: Chief Compliance Officer (since 2013); Secretary (Since 2022)	Chief Compliance Officer of IAM (2006 – present), Pax Ellevate Management LLC (2014 – 2020), Impax Asset Management Ltd (2020 – present) and Impax Asset Management (AIFM) Ltd (2020 – present).
Daniel Saltus (45)	Trust I and Trust III: Treasurer (since 2024)	Director of Fund Administration, IAM (2023 – present); Vice President of Fund Administration, Morgan Stanley (2021-2023); Vice President of Fund Administration, Eaton Vance Management (2013 – 2021).

EXHIBIT A - OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

Fund Name	Investor Class	Institutional Class	Class A
Impax Large Cap Fund
Impax Small Cap Fund
Impax US Sustainable Economy Fund
Impax Global Sustainable Infrastructure Fund
Impax Global Opportunities Fund
Impax Global Environmental Markets Fund
Impax Global Social Leaders Fund
Impax Ellevate Global Women’s Leadership Fund
Impax International Sustainable Economy Fund
Impax Core Bond Fund
Impax High Yield Bond Fund
Impax Sustainable Allocation Fund

A-1

EXHIBIT B - BENEFICIAL OWNERSHIP OF SHARES

IMPAX LARGE CAP FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

IMPAX SMALL CAP FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

IMPAX US SUSTAINABLE ECONOMY FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

IMPAX GLOBAL SUSTAINABLE INFRASTRUCTURE FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

IMPAX GLOBAL OPPORTUNITIES FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

IMPAX GLOBAL ENVIRONMENTAL MARKETS FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

IMPAX GLOBAL SOCIAL LEADERS FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

IMPAX ELLEVATE GLOBAL WOMEN’S LEADERSHIP FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

IMPAX INTERNATIONAL SUSTAINABLE ECONOMY FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

IMPAX CORE BOND FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

IMPAX HIGH YIELD BOND FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

IMPAX SUSTAINABLE ALLOCATION FUND

Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Trusts’ transfer agent.

EXHIBIT C - GOVERNANCE AND NOMINATION COMMITTEE CHARTER

Impax Funds Series Trust I

Impax Funds Series Trust III

Governance and Nomination Committee Charter

(Adopted as of September 15, 2022)

The Board of Trustees (the “Board”, and each member thereof a “Trustee”) of Impax Funds Series Trust I and Impax Funds Series Trust III (the “Trusts”) has adopted this Charter to govern the activities of the Governance and Nomination Committee (the “Committee”) of the Board.

Statement of Purpose

The overall purpose of the Committee is to ensure effective governance structures and practices to enable the Board members who are not “interested persons” of the Trusts (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), to effectively represent the best interests of the shareholders of the series of the Trusts (each such series a “Fund” and, collectively, the “Funds”). The Committee seeks to carry out this purpose through oversight of three general areas:

1.	Organization, governance practices, and evaluations of the Committee, the board, and any other committees.

2.	Nominating and vetting of potential trustee candidates and onboarding of new trustees.

3.	Recommending compensation, and compensation structure, for the Independent Trustees.

Organization/Governance

The Committee advises and makes recommendations to the Board on matters concerning Trustee practices as well as recommendations concerning the functions of the committees of the Board, which may be based on developments in the mutual fund industry or best practices used by other comparable fund complexes, and informed by its own evaluations of its work. To effectuate its overall purpose, the Committee is charged with the following functions:

Evaluation. Coordinate the annual self-evaluation process of the Board; this includes making recommendations to the Board from time to time as to changes that the Committee believes to be desirable in the annual self-evaluation process of the Board and any committee thereof.

Make recommendations to the Board from time to time as to the establishment of any new committees of the Board or changes in the powers, functions or composition of any existing committee.

Make recommendations to the Board from time to time as to changes that the Committee believes to be desirable in the size of the Board or any committee thereof.

Make recommendations to the Board regarding Board and committee meeting procedures and presentations, including the appropriateness and adequacy of the information (e.g., board materials) supplied to the Trustees in connection with such meetings.

Monitor compliance with Board-approved Corporate Governance Guidelines.

Leadership. Make recommendations to the Board regarding the election of a Board Chair and/or Vice-Chair as the Committee shall from time to time determine both in the event of an expected departure and in the normal course of retirements.

C-1

One or more members of the Committee may be designated by the Board as the Committee’s chair or co-chair, as the case may be. The Committee may delegate any portion of its authority as set forth in this Charter to a sub-committee of one or more members of the Committee. Any action taken by a sub-committee shall be presented to the full Committee for ratification at the Committee’s next regularly scheduled meeting.

Composition. The Committee shall be comprised of all of the Independent Trustees on the Board, and shall not include any Board members who are not Independent Trustees.

Meetings. The Committee will ordinarily meet in connection with regularly scheduled Board meetings and otherwise as and when the Committee or the Board determines necessary or appropriate in accordance with the Trusts’ Bylaws. The Chair of the Board, the chair or vice-chair of the Committee or a majority of the members of the Committee are authorized to call a meeting of the Committee and to send notice thereof or to direct that such notice be sent.

Quorum. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of telephone or video conference or similar communications equipment by means of which all persons participating in the meeting can hear and be heard by each other.

Charter. Periodically review and reassess the adequacy of this Charter, along with any other committee charters, and recommend any changes to the Board.

Nomination

The Committee will determine requisite standards or qualifications for nominees to serve as Trustees on the Board, identifying possible candidates to become members of the Board in the event that a Trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more Trustees are to be elected, and considering and evaluating such candidates and recommending Trustee nominees for the Board’s approval.

The Committee may consider candidates recommended by a variety of sources, including: the Trusts’ current Trustees, the Trusts’ officers, the Trusts’ investment adviser(s), the shareholders of any Fund and any other sources the Committee deems to be appropriate. The Committee may, but is not required to, retain a third-party search firm at the Trusts’ expense to identify potential candidates.

In considering and evaluating candidates, the Committee shall strive to achieve and maintain diversity of membership on the Board. The Committee may take into account a wide variety of other factors, including, but not limited to: availability and commitment of a candidate to attend meetings and to perform his or her responsibilities on the Board, relevant business and related industry experience, educational background, financial expertise, experience with corporate governance matters, an assessment of the candidate’s ability, judgment and expertise, the percentage of the Board represented by Independent Trustees and whether a candidate would qualify as an Independent Trustee under the 1940 Act, the extent of the candidate’s commitment to the mission of the Funds and ESG investing, and such other factors as the Committee deems appropriate.

The Committee will consider and evaluate candidates recommended by shareholders using the same criteria it uses to evaluate candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a candidate recommendation to the Committee. Recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee.

C-2

Compensation

The Committee will recommend for approval by the Board the structure and levels of compensation and other related benefits to be paid or provided by the Trusts to the Independent Trustees for their services on the Board and any committees of the Board.

In formulating its recommendations, the Committee will periodically (generally annually) review and assess the compensation and any related benefits paid or provided by the Trusts to the Independent Trustees based upon facts and circumstances applicable to the Trusts, relevant industry practice, relevant industry benchmark data, the goal of attracting and retaining highly qualified individuals to serve as Independent Trustees, and such other factors that the Committee deems appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Trusts shall provide or arrange to provide such information, data and services as the Committee may request. Subject to the ultimate authority of the Board, the Committee shall have the authority to engage at the Trusts’ expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its purpose.

General

The Committee will make such other recommendations and reports to the Board within the scope of the Committee’s functions as well as discharging any other functions delegated to the Committee by the Board from time to time.

Appendix A to Exhibit C

PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

(As of September 10, 2020)

A shareholder must follow the following procedures in order to properly submit a recommendation for a Trustee nominee for the Committee’s consideration:

1.	The shareholder must submit any such recommendation in writing to the Trusts, to the attention of the Secretary, at the address of the principal executive offices of the Trusts.

2.	The shareholder recommendation must include, with respect to the Trusts:

(i)     a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (B) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trusts (as defined in the Investment Company Act of 1940, as amended) and information regarding the candidate that will be sufficient for the Trusts to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchanges.

(ii)    the written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii)   the recommending shareholder’s name as it appears on the Trusts’ books and the class or series and number of all shares of the Trusts owned beneficially and of record by the recommending shareholder (as evidenced to the Committee’s satisfaction by a recent brokerage or account statement); and

(iv)   a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for the election of Trustees.

EXHIBIT D – INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“Ernst & Young”), located at 200 Clarendon Street, Boston, MA 02116, serves as the Funds’ independent registered public accounting firm. Representatives of Ernst & Young are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Aggregate fees billed to the Trusts for professional services rendered by Ernst & Young for the 2022 and 2023 fiscal years of the Trusts are summarized in the table below. The table summarizes fees billed (or to be billed) by Ernst & Young for work performed relating to each applicable period identified below.

Fees:

	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2023
Audit Fees (a)	$323,975	$391,975
Audit-Related Fees (b)	$0	$0
Tax Fees (c)	$140,000	$171,400
All Other Fees (d)	$16,684	$14,550

(a)	“Audit Fees” include amounts for professional services rendered by Ernst & Young for the audit of the Trusts’ annual financial statements or services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements.

(b)	“Audit-Related Fees” include amounts for assurance and related services by Ernst & Young that are reasonably related to the performance of the audit of the Trusts’ financial statements.

(c)	“Tax Fees” include amounts for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

(d)	“All Other Fees” include amounts for products and services provided by Ernst & Young, other than the services reported under items (a) through (c) in the chart above.

To the extent required by applicable regulations, the Audit Committee approves in advance all audit and non-audit services rendered to the Trusts by Ernst & Young and all non-audit services to IAM and any entity controlling, controlled by or under common control with the Trusts' investment adviser that provide ongoing services to the Trusts if the engagement relates directly to the operations and financial reporting of the Trusts. Under paragraph (c)(7)(i)(C) of Rule 2-01 of SEC Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the Trusts to Ernst & Young during the fiscal year in which services are provided, 2) such services were not recognized by the Trusts at the time of engagement to be non-audit services and 3) such services are promptly brought to the attention of the Audit Committee of the Trusts and approved prior to the completion of the audit.

No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

For the Trusts’ fiscal years ended December 31, 2022 and December 31, 2023, Ernst & Young served as the Trusts’ principal accountant and provided no services and billed no fees for non-audit services rendered to IAM or entities controlling, controlled by or under common control with IAM.

The Audit Committee has considered whether the provision of non-audit services that were rendered to IAM (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with IAM that provides ongoing services to the Trusts that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

D-1

IMPAX FUNDS SERIES TRUST I
IMPAX FUNDS SERIES TRUST III
PO Box 534463
Pittsburgh, PA 15253-4463

EVERY VOTE IS IMPORTANT

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VOTE IN PERSON
Attend Shareholder Meeting
30 Penhallow Street, Suite 100,
Portsmouth, NH 03801
on August 21, 2024

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY

IMPAX FUNDS SERIES TRUST I
IMPAX FUNDS SERIES TRUST III
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 21, 2024
PROXY SOLICITED BY THE BOARD OF TRUSTEES (the "Board")

The undersigned shareholder of the Fund or Funds listed on the reverse side hereby appoints John Boese and Edward Farrington, and each of them, as proxies of the undersigned, with full power of substitution, to represent the undersigned at the Joint Special Meeting of Shareholders of the Funds to be held at 30 Penhallow Street, Suite 100, Portsmouth, New Hampshire 03801 on August 21, 2024, at 10:00 am, Eastern Time and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and powers thereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting, and vote and act on any other matter which may properly come before the meeting, in their discretion. The undersigned acknowledges receipt of the notice of the meeting and the Proxy Statement, which describes in further detail the matters set forth on this proxy card.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

IMP_33847_031924
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE

xxxxxxxxxxxxxx code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIALS
for the Joint Special Meeting of Shareholders on August 21, 2024.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/imp-33847

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal

1. To elect the following as Trustees of each of Impax Funds Series Trust I and Impax Funds Series Trust III.

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Adrian Anderson	02. Ingrid Dyott	03. Edward Farrington	04. Anne Goggin	☐	☐	☐
05. D'Anne Hurd	06 Teresa Kong	07. John Liechty	08. Lyle Logan			
09. Gregory Sheehan	10. Nancy Taylor					

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided. ______________________

	FOR	AGAINST	ABSTAIN
Impax International Sustainable Economy Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Impax Ellevate Global Women's Leadership Fund	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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